Intralinks Announces Second Quarter 2014 Results

NEW YORK, NY - August 6, 2014 - Intralinks Holdings, Inc. (NYSE: IL), a leading, global SaaS provider of inter-enterprise content management and collaboration solutions, today announced results for its second quarter of 2014.

“We delivered good financial performance and showed continued progress against our long-term objectives,” said Ron Hovsepian, Intralinks' president and CEO. “Total revenue was at a record level, up 10% for the quarter on the strength of 23% growth in our M&A business. We saw improved Enterprise backlog growth in the quarter and continued to gain customer and industry analyst validation of our content management and collaboration offerings. We are looking forward to continued progress in the second half of the year."

Second Quarter 2014

Total revenue was $63.6 million, compared to $57.7 million for the corresponding quarter last year.

•	M&A revenue was $32.5 million, compared to $26.3 million for the corresponding quarter last year.

•	Enterprise revenue was $23.4 million, compared to $23.6 million for the corresponding quarter last year.

•	DCM revenue was $7.7 million, compared to $7.8 million for the corresponding quarter last year.

GAAP gross margin was 73.1%, compared to 71.9% for the corresponding quarter last year. Non-GAAP adjusted gross margin was 76.5%, compared to 75.8% for the corresponding quarter last year.

GAAP operating loss was $(7.0) million, compared to $(4.2) million for the corresponding quarter last year. Non-GAAP adjusted operating income was $1.6 million, compared to $3.8 million for the corresponding quarter last year.

GAAP net loss was $(5.7) million, compared to $(4.4) million for the corresponding quarter last year. GAAP net loss per share was $(0.10) on the basis of 55.8 million shares outstanding. In the corresponding quarter last year, GAAP net loss per share was $(0.08) on the basis of 55.0 million shares outstanding.

Non-GAAP adjusted net income was $0.2 million, compared to $1.5 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.00 on the basis of 57.3 million shares outstanding. In the corresponding quarter last year, non-GAAP adjusted net income per share was $0.03 on the basis of 55.4 million shares outstanding.

Non-GAAP adjusted EBITDA was $7.6 million, compared to $8.8 million for the corresponding quarter last year.

Cash, restricted cash and investments was $72.5 million at the end of the quarter, down from $78.2 million at the end of the first quarter.

Business Outlook:

Based on information available as of August 6, 2014, Intralinks is providing guidance for the third quarter and full year 2014 as follows:

Third Quarter 2014

Revenue: $61.0 million to $63.0 million
GAAP operating loss: $(7.5) million to $(5.5) million
Non-GAAP adjusted operating income: $1.0 million to $3.0 million
Non-GAAP adjusted EBITDA: $7.5 million to $9.5 million
GAAP net loss per share: $(0.11) to $(0.08)
Non-GAAP adjusted net income per share: $0.00 to $0.02

Full Year 2014

Revenue: $248.0 million to $252.0 million
GAAP operating loss: $(25.8) million to $(21.8) million
Non-GAAP adjusted operating income: $8.0 million to $12.0 million
Non-GAAP adjusted EBITDA: $34.0 million to $38.0 million
GAAP net loss per share: $(0.38) to $(0.33)
Non-GAAP adjusted net income per share: $0.04 to $0.08

Quarterly Conference Call

In conjunction with this announcement, Intralinks will host a conference call on Wednesday, August 6, 2014 at 5:00 p.m. Eastern Time (ET) to discuss its second quarter financial results and business outlook. To access this call, dial 877-300-8521 (domestic) or 412-317-6026 (international). A passcode is not required. The call will also be webcast live on the investor relations section of the Intralinks website at www.Intralinks.com/ir.  In conjunction with this call, there will also be slides with supplemental information available at that same website location.

Following the conference call, a replay will be available until August 13, 2014, at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10049493. An archived webcast of the call will also be available on the investor relations section on the Intralinks website at www.Intralinks.com/ir.

About Intralinks

Intralinks Holdings, Inc. (NYSE: IL) is a leading, global technology provider of inter-enterprise content management and collaboration solutions. Through innovative Software-as-a-Service solutions, Intralinks solutions are designed to enable the exchange, control, and management of information between organizations securely and compliantly when working through the firewall. More than 2.7 million professionals at 99% of the Fortune 1000 companies have depended on Intralinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $23.5 trillion, Intralinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.Intralinks.com.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP adjusted gross profit and non-GAAP adjusted gross margin, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and non-GAAP adjusted EBITDA margin and free cash flow. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

•	Non-GAAP adjusted gross profit represents the corresponding GAAP measure adjusted to exclude, if applicable: (1) amortization of intangible assets and (2) stock-based compensation expense.

•
Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude, if applicable: (1) amortization of intangible assets, (2) stock-based compensation expense, (3) impairment charges or asset write-offs and (4) costs related to public stock offerings.

•
Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude, if applicable: (1) amortization of intangible assets, (2) stock-based compensation expense, (3) impairment charges or asset write-offs, (4) costs related to debt repayments and (5) costs related to public stock offerings. The income tax expense included in non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.

•	Non-GAAP adjusted net income per share represents non-GAAP adjusted net income (which is defined above) divided by fully diluted weighted average shares outstanding.

•
Non-GAAP adjusted EBITDA represents net loss adjusted to exclude, if applicable: (1) depreciation and amortization, (2) amortization of intangible assets, (3) stock-based compensation expense, (4) impairment charges or asset write-offs, (5) interest expense, (6) amortization of debt issuance costs, (7) other (income) expense, net, (8) costs related to public stock offerings and (9) income tax (benefit) expense.

•	Free cash flow represents net cash provided by operating activities less capitalized software development costs and capital expenditures.
Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. In addition, free cash flow provides management with useful information for managing the cash needs of our business. Management also believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period-over-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets and interest expense. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP adjusted gross profit, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered substitutes for or superior to gross profit, loss from operations, net loss, net loss per share and net cash provided by operating activities as indicators of operating performance.

Reconciliations of GAAP to Non-GAAP financial measures are included in this press release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  This press release contains expressed or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow or to attain our enterprise backlog objectives; periodic fluctuations in our operating results; our ability to manage our expected growth; risks related to our substantial debt balances and our ability to generate or obtain sufficient capital to service our debt and fund our business; our ability to maintain the security and integrity of our systems; risks associated with the privacy and protection of information in our possession; our ability to increase our penetration in our principal existing markets and expand into additional markets; our ability to expand into new geographic markets; delays in market adoption and penetration of our products and services; difficulties developing, integrating and introducing new products and services; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals and relationships; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates and attrition; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; uncertainties surrounding domestic and global economic conditions; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy, including data privacy and tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent quarterly reports.  Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Intralinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

"Intralinks" and the Intralinks logo are registered trademarks of Intralinks, Inc. © 2014. All rights reserved.

Investor Contact:
David Roy
Intralinks Holdings, Inc.
212-342-7690
droy@intralinks.com

Media Contact:
Ian Bruce
Intralinks Holdings, Inc.
508-574-2016
ibruce@intralinks.com

Intralinks Holdings, Inc.
Consolidated Balance Sheets
(In Thousands, Except Share Data)
(unaudited)

	June 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$37,581	$50,540
Investments	18,070	34,886
Accounts receivable, net of allowances of $3,293 and $3,152, respectively	41,210	38,322
Deferred taxes	12,182	12,148
Prepaid expenses	6,244	6,036
Restricted cash	—	2,442
Other current assets	3,966	4,576
Total current assets	119,253	148,950
Investments	16,850	—
Fixed assets, net	15,380	14,100
Capitalized software, net	36,860	32,341
Goodwill	224,383	215,869
Other intangibles, net	74,032	83,648
Other assets	4,873	1,054
Total assets	$491,631	$495,962
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,187	$11,052
Current portion of long-term debt	937	209
Deferred revenue	46,107	44,651
Accrued expenses and other current liabilities	25,770	26,667
Total current liabilities	85,001	82,579
Long-term debt	78,290	75,004
Deferred taxes	11,400	16,989
Other long-term liabilities	6,281	5,289
Total liabilities	180,972	179,861
Commitments and contingencies
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	—	—
Common Stock, $0.001 par value; 300,000,000 shares authorized; 56,435,515 and 56,054,484 shares issued and outstanding, respectively	56	56
Additional paid-in capital	434,687	429,549
Accumulated deficit	(123,766)	(112,714)
Accumulated other comprehensive loss	(318)	(790)
Total stockholders' equity	310,659	316,101
Total liabilities and stockholders' equity	$491,631	$495,962

Intralinks Holdings, Inc.
Consolidated Statements of Operations
(In Thousands, Except Share Data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue	$63,557	$57,742	$122,798	$112,763
Cost of revenue	17,083	16,223	34,085	31,790
Gross profit	46,474	41,519	88,713	80,973
Operating expenses:
Sales and marketing	29,872	27,275	55,991	52,188
General and administrative	18,105	13,719	34,953	27,857
Product development	5,460	4,680	10,925	9,358
Total operating expenses	53,437	45,674	101,869	89,403
Loss from operations	(6,963)	(4,155)	(13,156)	(8,430)
Interest expense	1,005	1,152	1,965	2,274
Amortization of debt issuance costs	177	104	293	216
Other (income) expense, net	(18)	189	(209)	968
Net loss before income tax	(8,127)	(5,600)	(15,205)	(11,888)
Income tax benefit	(2,454)	(1,242)	(4,153)	(2,975)
Net loss	$(5,673)	$(4,358)	$(11,052)	$(8,913)
Net loss per common share
Basic	$(0.10)	$(0.08)	$(0.20)	$(0.16)
Diluted	$(0.10)	$(0.08)	$(0.20)	$(0.16)
Weighted average number of shares
Basic	55,812,187	55,018,219	55,696,792	54,966,284
Diluted	55,812,187	55,018,219	55,696,792	54,966,284

Intralinks Holdings, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(unaudited)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net loss	$(11,052)	$(8,913)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12,234	9,852
Amortization of intangible assets	11,814	11,811
Stock-based compensation expense	4,897	4,128
Deferred income tax benefit	(6,262)	(4,840)
Other, net	1,951	1,427
Changes in operating assets and liabilities:
Accounts receivable	(3,974)	(1,875)
Prepaid expenses and other assets	703	(2,751)
Accounts payable	1,378	7,595
Accrued expenses and other liabilities	(2,014)	(511)
Deferred revenue	1,212	3,834
Net cash provided by operating activities	10,887	19,757
Cash flows from investing activities:
Capitalized software development costs	(13,102)	(10,836)
Capital expenditures	(4,443)	(3,289)
Purchases of investments	(24,866)	(24,990)
Maturities of investments	24,490	22,446
Purchase of a cost method investment	(1,499)	—
Acquisitions, net of cash acquired	(8,632)	(602)
Restricted cash	2,443	(2,464)
Net cash used in investing activities	(25,609)	(19,735)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	79,200	—
Payments on long-term debt	(75,098)	(410)
Payments of outstanding financing arrangements	(224)	(556)
Payment of debt issuance costs	(2,704)	—
Exercise of stock options and issuance of common stock, net of withholding taxes	240	131
Other	(188)	—
Net cash provided by (used in) financing activities	1,226	(835)
Effect of foreign exchange rate changes on cash and cash equivalents	537	(509)
Net decrease in cash and cash equivalents	(12,959)	(1,322)
Cash and cash equivalents at beginning of period	50,540	43,798
Cash and cash equivalents at end of period	$37,581	$42,476

Intralinks Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In Thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Gross profit	$46,474	$41,519	$88,713	$80,973
Gross margin	73.1%	71.9%	72.2%	71.8%
Cost of revenue – amortization of intangible assets	2,045	2,081	4,034	4,069
Cost of revenue – stock-based compensation expense	94	149	272	317
Non-GAAP adjusted gross profit	$48,613	$43,749	$93,019	$85,359
Non-GAAP adjusted gross margin	76.5%	75.8%	75.7%	75.7%

Loss from operations	$(6,963)	$(4,155)	$(13,156)	$(8,430)
Amortization of intangible assets	5,945	5,967	11,814	11,811
Stock-based compensation expense	2,568	2,012	4,897	4,128
Non-GAAP adjusted operating income	$1,550	$3,824	$3,555	$7,509

Net loss before income tax	$(8,127)	$(5,600)	$(15,205)	$(11,888)
Amortization of intangible assets	5,945	5,967	11,814	11,811
Stock-based compensation expense	2,568	2,012	4,897	4,128
Non-GAAP adjusted net income before tax	386	2,379	1,506	4,051
Non-GAAP income tax expense	146	904	572	1,539
Non-GAAP adjusted net income	$240	$1,475	$934	$2,512

Net loss	$(5,673)	$(4,358)	$(11,052)	$(8,913)
Depreciation and amortization	6,082	5,021	12,234	9,852
Amortization of intangible assets	5,945	5,967	11,814	11,811
Stock-based compensation expense	2,568	2,012	4,897	4,128
Interest expense	1,005	1,152	1,965	2,274
Amortization of debt issuance costs	177	104	293	216
Other (income) expense, net	(18)	189	(209)	968
Income tax benefit	(2,454)	(1,242)	(4,153)	(2,975)
Non-GAAP adjusted EBITDA	$7,632	$8,845	$15,789	$17,361
Non-GAAP adjusted EBITDA margin	12.0%	15.3%	12.9%	15.4%

Net cash provided by operating activities	$14,025	$11,826	$10,887	$19,757
Capitalized software development costs	(8,163)	(5,480)	(13,102)	(10,836)
Capital expenditures	(3,019)	(1,475)	(4,443)	(3,289)
Free cash flow	$2,843	$4,871	$(6,658)	$5,632

Intralinks Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures - Guidance
(In Thousands)
(unaudited)

	Three Months Ending September 30, 2014	Year Ending December 31, 2014
Gross profit	$44,428	$180,350
Gross margin	71.7%	72.1%
Cost of revenue - amortization of intangible assets	2,079	8,192
Cost of revenue - stock-based compensation expense	93	458
Non-GAAP adjusted gross profit	$46,600	$189,000
Non-GAAP adjusted gross margin	75.2%	75.6%

Loss from operations	$(6,534)	$(23,780)
Amortization of intangible assets	5,983	23,780
Stock-based compensation expense	2,551	10,000
Non-GAAP adjusted operating income	$2,000	$10,000

Net loss before income tax	$(7,742)	$(28,248)
Amortization of intangible assets	5,983	23,780
Stock-based compensation expense	2,551	10,000
Non-GAAP adjusted net income before tax	792	5,532
Non-GAAP income tax expense	301	2,102
Non-GAAP adjusted net income	$491	$3,430

Net loss	$(5,281)	$(19,949)
Depreciation and amortization	6,500	26,000
Amortization of intangible assets	5,983	23,780
Stock-based compensation expense	2,551	10,000
Interest expense	1,065	4,098
Amortization of debt issuance costs	143	579
Other (income) expense, net	—	(209)
Income tax benefit	(2,461)	(8,299)
Non-GAAP adjusted EBITDA	$8,500	$36,000
Non-GAAP adjusted EBITDA margin	13.7%	14.4%

Note: All forward-looking figures presented in these tables are stated at the mid-point of the estimated range.